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                [Transamerica Life Insurance Company Letterhead]

May 23, 2002



VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      PFL Variable Annuity Fund II
         File No. 811-02411, CIK 0000078011
         Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Variable Annuity Fund II, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the underlying management investment company ING GNMA Income. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on May 21, 2002, ING GNMA Income filed its annual report with the Commission via EDGAR (CIK: 0000059140). To the extent necessary, that filing is incorporated herein by reference.

Very truly yours,

Transamerica Life Insurance Company

/s/ Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Group